UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: June 1, 2015

AXION POWER INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-22573	65-0774638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Clover Lane

New Castle, PA 16105

(Address of principal executive offices)

(724) 654-9300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Resignation of Board of Directors Committee Appointment

Donald Farley resigned as a member of the Compensation Committee of the Board of Directors of Axion Power International, Inc. on June 1, 2015. Mr. Farley's resignation enables the Company to have a Compensation Committee composed solely of independent directors and affords him the ability to focus on his increased executive duties for the Company. The Compensation Committee now consists of Richard Bogan and D. Walker Wainwright, who are both independent directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 5, 2015

Axion Power International, Inc.

By:	/s/ Charles R. Trego
Charles R. Trego
Chief Financial Officer